    As filed with the Securities and Exchange Commission on November__, 2004 Amendment to Registration Statement No. 333-92143 filed December 6, 1999
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                    Form S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                             ----------------------

                             Southwest Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)

             Oklahoma
 (State or Other Jurisdiction of                           73-1136584
  Incorporation or Organization)                   (IRS Employer I.D. Number)

                608 South Main Street, Stillwater, Oklahoma 74074
               (Address of Principal Executive Offices) (Zip Code)

                    Southwest Bancorp, Inc. 1999 Option Plan
                              (Full Title of Plan)

                                  Rick J. Green
                      President and Chief Executive Officer
                             Southwest Bancorp, Inc.
                              608 South Main Street
                           Stillwater, Oklahoma 74074
                                 (405)-372-2230
           (Name, Address, and Telephone Number of Agent for Service)

                                    Copy to:
                          James I. Lundy, III, Esquire
                                 Attorney at Law
                            1700 Pennsylvania Avenue
                                    Suite 400
                              Washington, DC 20006
                       -----------------------------------
                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------
                                        Proposed       Proposed Maximum
    Title of                             Maximum           Aggregate             Amount of
Securities to be     Amount to be     Offering per         Offering             Registration
   Registered       Registered (1)      Share (2)          Price (2)                Fee
-------------------------------------------------------------------------------------------------
 Common Stock,         500,000           $22.88            $11,437,500          $1,450.00
 $1.00 par value       shares
--------------------------------------------------------------------------------------------------

         (1) This registration statement is filed to register 500,000 additional shares of common stock pursuant to an amendment adopted by shareholders on April 22, 2004. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

         (2) Based upon the average of the high and low prices of the Common Stock reported in the consolidated reporting system on November 19, 2004, in accordance with Rule 457(c) under the Securities Act of 1933, as amended (the "Securities Act"), solely for purposes of calculating the registration fee pursuant to Rule 457(h) under the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

INTRODUCTORY STATEMENT

         This registration statement is filed for the purpose of registering 500,000 additional shares of common stock, $1.00 par value per share, ("Common Stock") of Southwest Bancorp, Inc. (the "Company") pursuant to the Southwest Bancorp 1999 Stock Option Plan, as amended (the "Plan") along with an indeterminate amount of interests under the Plan. Registration Statement No. 333-92143 has become effective with respect to the Plan. The contents of such registration statement are incorporated herein by reference pursuant to General Instruction E to Form S-8. This Registration Statement also constitutes Post Effective Amendment No. 1 to such registration statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents filed by the Company with the Securities and Exchange Commission are hereby incorporated by reference in this Registration
Statement:

         (1)      Annual Report on Form 10-K for the year ended December 31,
                  2003;

         (2)      Quarterly Report on Form 10-Q for the quarter ended March 31,
                  2004;

         (3)      Quarterly Report on Form 10-Q for the quarter ended June 30,
                  2004;

         (4) Quarterly Report on Form 10-Q for the quarter ended September 30, 2004;

         (5)      Current Report on Form 8-K filed February 24, 2004;

         (6)      Current Report on Form 8-K filed April 19, 2004;

         (7)      Current Report on Form 8-K filed April 21, 2004;

         (8)      Current Report on Form 8-K filed April 26, 2004;

         (9)      Current Report on Form 8-K filed May 17, 2004;

         (10)     Current Report on Form 8-K filed July 22, 2004;

         (11)     Current Report on Form 8-K filed August 31, 2004;

         (12)     Current Report on Form 8-K filed October 22, 2004;

         (13) The description of common stock contained in Item 5 of the Quarterly Report on Form 10-Q for the quarter ended September 30, 1999; and

         (14) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act by the Company since the end of the year covered in its Annual Report referred to in (1) above.

         All documents filed by Southwest Bancorp, Inc. pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date hereof, and prior to the filing of a post-effective amendment hereto which indicates that all securities offered hereby shall have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

         Omitted pursuant to General Instruction E to Form S-8.

ITEM 5.  INTEREST OF NAMED EXPERTS AND COUNSEL.

         Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Omitted pursuant to General Instruction E to Form S-8.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Omitted pursuant to General Instruction E to Form S-8.

ITEM 8.  EXHIBITS.

         The exhibits required by Item 601 of Regulation S-K and this item are included following the Exhibit Index at Page R-6 hereof.

ITEM 9.  UNDERTAKINGS.

         Omitted pursuant to General Instruction E to Form S-8.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stillwater, State of Oklahoma on November 22, 2004.


                                             By: /s/ Rick J. Green
                                                ------------------
                                                Rick J. Green, President
                                                and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


  Signature                                  Title                                               Date

/s/ Kerby Crowell                            Executive Vice President and                November 22, 2004
-----------------                            Chief Financial Officer
Kerby Crowell

/s/ James E. Berry II*                       Director                                    November 22, 2004
------------------------------
James E. Berry, II

/s/ Tom D. Berry*                            Director                                    November 22, 2004
------------------------------
Tom D. Berry

/s/ Joe Berry Cannon*                        Director                                    November 22, 2004
------------------------------
Joe Berry Cannon

/s/ J. Berry Harrison*                       Director                                    November 22, 2004
------------------------------
J. Berry Harrison

/s/ Erd M. Johnson*                          Director                                    November 22, 2004
------------------------------
Erd M. Johnson

/s/ Betty B. Kerns*                          Director                                    November 22, 2004
------------------------------
Betty B. Kerns

/s/ David P. Lambert*                        Director                                    November 22, 2004
------------------------------
David P. Lambert

/s/ Linford R. Pitts*                        Director                                    November 22, 2004
------------------------------
Linford R. Pitts
Director

/s/ Robert B. Rodgers*                       Director, Chairman of the Board             November 22, 2004
------------------------------
Robert B. Rodgers

/s/ Russell W. Teubner*                      Director                                    November 22, 2004
------------------------------
Russell W. Teubner

*By:  /s/ Kerby E. Crowell
     ----------------------------------
     Kerby E. Crowell, Attorney in Fact

                                INDEX TO EXHIBITS


Exhibit Number    Description
--------------    -----------

4 Southwest Bancorp, Inc. 1999 Stock Option Plan- Incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004

5                 Opinion of James I. Lundy, III, Attorney at Law

23.1              Consent of James I. Lundy, III, Attorney at Law., included in
                  Exhibit 5

23.2              Consent of Ernst & Young LLP

24                Power of Attorney